UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 3, 2026

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Allbirds, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-40963	47-3999983
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

530 Washington Street
San Francisco, CA 94111
(Address of principal executive offices, including zip code)

(628) 225-4848
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value	BIRD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On June 3, 2026, Allbirds, Inc. (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”). At the Special Meeting, the Company’s stockholders voted on the four proposals set forth below. A more detailed description of each proposal is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 8, 2026.

Proposal No. 1:     To approve the sale of the Purchased Assets of the Company (the “Asset Sale”) pursuant to the Asset Purchase Agreement dated March 29, 2026 (as it may be amended from time to time, the “Asset Purchase Agreement”), by and between Allbirds, Inc. and Allbirds IP LLC (the “Asset Sale Proposal”).

Votes For	Votes Against	Abstained
26,898,792	28,059	8,162

Proposal No. 2: To approve an amendment to our Ninth Amended and Restated Certificate of Incorporation (as amended, the “Certificate of Incorporation”) (the “Charter Amendment Proposal”).

Votes For	Votes Against	Abstained
26,898,660	28,038	8,315

Proposal No. 3:     To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of our Class A common stock representing more than 19.99% upon the conversion of certain Convertible Notes (the “Nasdaq Proposal”).

Votes For	Votes Against	Abstained
26,900,397	29,335	5,281

Proposal No. 4:     To approve one or more adjournments of the Special Meeting from time to time, if necessary, to solicit additional proxies in the event that there are insufficient shares present virtually or represented by proxy voting in favor of the proposals presented at the meeting (the “Adjournment Proposal”).

Votes For	Votes Against	Abstained
26,897,516	28,000	9,497

Based on the foregoing votes, each of the proposals were approved.

Item 9.01     Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allbirds, Inc.
Dated: June 4, 2026
	By:	/s/ Joseph Vernachio
Joseph Vernachio
Chief Executive Officer